--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): December 5, 1997


                                     0-27338
                            (Commission File Number)


                         ------------------------------


                          GT INTERACTIVE SOFTWARE CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                                            13-3689915
   (State of Incorporation)                                 (IRS Employer
                                                         Identification Number)


                              16 East 40th Street,
                               New York, NY 10016
              (Address of registrant's principal executive office)


                                 (212) 726-6500
                         (Registrant's telephone number)


                         ------------------------------



-------------------------------------------------------------------------------

ITEM 5.  Other Events

         On December 5, 1997, the Registrant and MicroProse, Inc., a Delaware corporation, issued a joint press release, the text of which is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

Exhibit Number                            Title
--------------                            -----

        99 Joint Press Release, dated December 5, 1997, of the Registrant and MicroProse, Inc.





KL2:227060.1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             GT INTERACTIVE SOFTWARE CORP.



                                             By: /s/ Ronald Chaimowitz
                                                --------------------------
                                                  Name:  Ronald Chaimowitz
                                                  Title: Chief Executive Officer
                                                           and President


Date:  December 5, 1997

                                  Exhibit Index



Exhibit Number                      Title                                  Page

        99 Joint Press Release, dated December 5, 1997, of the Registrant and MicroProse, Inc.